 April 23, 2015  Procter & Gamble Earnings Release:Q3 FY 2015 Results

 Jan – Mar 2015 (Q3 FY 15)Business Results

 Jan – Mar 15 (Q3 FY 15) ResultsOrganic Sales Growth*  Organic sales grew 1% with 4 of 5 reporting segments in line or growing versus prior year.  2%  3%  * Restated for Batteries & PetCare  1%  2%  2%

 Jan – Mar 15 (Q3 FY 15) ResultsMarket Share   Global value share 21% % of Sales Holding/Growing Share ~50%

 Jan – Mar 15 (Q3 FY 15) ResultsCore EPS Growth*  Core EPS includes 410 basis points of operating margin improvement driven by productivity savings.  * Restated for Batteries & Pet Care  -8%  3%  22%  4%

 Jan – Mar 15 (Q3 FY 15) ResultsCurrency Neutral Core EPS Growth*  Excluding the impact of foreign exchange, currency-neutral core earnings per share increased 10% for the quarter.   * Restated for Batteries & Pet Care  28%

 Results To-DateNon-Core Restructuring Spending*  * Restated for Pet Care & Batteries    FY 15  FY 15  FY 15  ($MM Before Tax)  JAS  OND  JFM  Cost of Goods Sold  93  77  161  SG&A  2  18  92  Total Non-Core Restructuring  95  95  253

 Business Segments

 Jan – Mar 15 (Q3 FY 15) ResultsHealth Care Segment   +2% Pricing, +5% MixOrganic Sales: h Mid-singles in Developed markets, h Double digits in Developing Global value share declined 0.2 points versus year agoNet Earnings: Pricing, mix helps, productivity savings and a gain from a minor brand divestiture more than offset currency headwinds.  Organic Sales  Organic Volume  Net Earnings  -1%  12%  6%

Jan – Mar 15 (Q3 FY 15) Results

Beauty, Hair & Personal Care Segment


-3%
-4%
-17%
Organic Sales
Organic Volume
Net Earnings

- +2% Pricing, -1% Mix
- Organic Sales: ↓ Mid-singles in Developed markets, ↓ Low single digits in Developing
- Global value share declined 0.4 points versus year ago
- Net Earnings: Productivity improvements and pricing were more than offset by volume decline, mix hurts and currency headwinds.

Jan – Mar 15 (Q3 FY 15) Results
Beauty, Hair & Personal Care – Organic Sales

By Category	Organic Sales Growth IYA		
	Global	Developed	Developing
Hair Care	-	-	~=
Skin Care	-	-	-
Personal Cleansing	-	+	-
Deodorants	~=	~=	+
Cosmetics	+	+	+
Prestige	-	-	-
Salon Professional	~=	+	~=

• + represents growth above 1%, ~= represents growth of 1% to decline of 1%; - represents decline greater than1%.

 Hair Care organic sales in Developing markets were up driven by pricing across all regions. This growth was more than offset by declines in Japan due to pre-buys in anticipation of the consumption tax increase in the base, trade inventory reductions in China and competitive activity in the U.S. Skin Care organic sales declined due to competitive challenges across regions. Antiperspirants and deodorants organic sales were up and global value share increased 0.2 points. High single-digit growth in Developing markets due to pricing was partly offset by low single-digit decline in Developed markets behind additional investments.Personal Cleansing organic sales declined mid-single digits as growth in developed markets behind innovation and distribution expansion was more than offset by declines behind trade inventory corrections in China.Cosmetics organic sales grew double digits in Developed and Developing markets mainly driven by successful innovation on Max Factor in Europe and China.Organic sales in Prestige decreased high single digits. Sales growth in SKII was more than offset by lower levels of product innovation in Prestige Fragrances versus the base period and distributor inventory reduction.Salon Professional organic sales were up driven by pricing, innovation and promotional activities.  Jan – Mar 15 (Q3 FY 15) ResultsGlobal Beauty, Hair & Personal Care Highlights

Jan – Mar 15 (Q3 FY 15) Results

Grooming Segment



9%
1%
-2%
Organic Sales
Organic Volume
Net Earnings

- +5% Pricing, +3% Mix
- Organic Sales: ↑ High singles in Developed markets, ↑ High singles in Developing
- Global value share declined 0.3 points versus year ago
- Net Earnings: Volume growth, pricing, mix helps and productivity savings were more than offset by currency headwinds.

Jan – Mar 15 (Q3 FY 15) Results

Grooming – Organic Sales

By Category	Organic Sales Growth IYA		
	Global	Developed	Developing
Blades & Razors	+	+	+
Pre & Post Shave	+	+	+
Braun & Appliances	+	+	+

• + represents growth above 1%, ~= represents growth of 1% to decline of 1%; - represents decline greater than1%.

 Global Blades & Razors organic sales were up high single digits in Developed and Developing markets driven by the successful roll-out of the Flexball innovation, launch of Venus Swirl in the U.S. and pricing. Appliances organic sales increased high single digits driven by innovation, like the launch of Series 9 shavers, and market growth. Global value share was up 0.3 points.  Jan – Mar 15 (Q3 FY 15) ResultsGlobal Grooming Highlights

Jan – Mar 15 (Q3 FY 15) Results

Health Care Segment



12%
6%
-1%
Organic Sales
Organic Volume
Net Earnings

- +2% Pricing, +5% Mix
- Organic Sales: ↑ Mid-singles in Developed markets, ↑ Double digits in Developing
- Global value share declined 0.2 points versus year ago
- Net Earnings: Pricing, mix helps, productivity savings and a gain from a minor brand divestiture more than offset currency headwinds.

Jan – Mar 15 (Q3 FY 15) Results

Health Care – Organic Sales

By Category	Organic Sales Growth IYA		
	Global	Developed	Developing
Oral Care	+	~=	+
Personal Health Care	+	+	+

• + represents growth above 1%, ~= represents growth of 1% to decline of 1%; - represents decline greater than1%.

 Oral Care organic sales increased high single digits in Developing markets, due to premium innovation and pricing. Developed markets grew behind premium innovation.Personal Health Care sales are up double digits in Developed and Developing markets behind a stronger cough/cold season than last year and pricing. In the U.S., growth from innovation behind Vicks Severe and Metamucil more than offset the decline on Prilosec due to a new market entrant.  Jan – Mar 15 (Q3 FY 15) ResultsGlobal Health Care Highlights

Jan – Mar 15 (Q3 FY 15) Results
Fabric & Home Care Segment


Flat
-1%
-4%
Organic Sales
Organic Volume
Net Earnings

- Flat Pricing, +1% Mix
- Organic Sales: ↓ Mid-singles in Developed markets, ↑ Mid-singles in Developing
- Global value share declined 0.1 points versus year ago
- Net Earnings: Productivity savings were more than offset by currency headwinds.

Jan – Mar 15 (Q3 FY 15) Results

Fabric & Home Care – Organic Sales

By Category	Organic Sales Growth IYA		
	Global	Developed	Developing
Fabric Care	-	-	+
Home Care	+	~=	+
P&G Professional	+	+	+

• + represents growth above 1%, ~= represents growth of 1% to decline of 1%; - represents decline greater than1%.

 Fabric Care organic sales decreased low single digits. Developing markets grew mid-single digits largely behind innovation, like compact liquids expansion in the Middle East & Africa. Organic sales declined high single digits in Developed Markets due to innovation pipeline in the base period and reduction in trade inventory in the U.S. as well as a high base in Japan behind the consumption tax increase pre-buys.U.S. Fabric Care value share grew 1 point behind the launch of our innovation bundle in the March quarter and additional investments.Home Care organic sales grew single digits. Developing markets grew high single digits driven by growth from initiatives, partly offset by flat growth in Developed markets. Premium innovation in the U.S., like Unstopables and Cascade Platinum, were fully offset by volume loss in Japan behind competitive activity and the anniversary of the consumption tax pre-buys.  Jan – Mar 15 (Q3 FY 15) ResultsGlobal Fabric & Home Care Highlights

Jan – Mar 15 (Q3 FY 15) Results
Baby, Feminine & Family Care Segment


2%
-2%
-5%
Organic Sales
Organic Volume
Net Earnings

- +2% Pricing, +2% Mix
- Organic Sales: ↑ Low singles in Developed markets, ↑ Mid-singles in Developing
- Global value share declined 0.6 points versus year ago
- Net Earnings: Pricing and productivity savings were more than offset by currency headwinds.

Jan – Mar 15 (Q3 FY 15) Results

Baby, Feminine & Family Care – Organic Sales

By Category	Organic Sales Growth IYA		
	Global	Developed	Developing
Baby Care	+	~=	+
Feminine Care	+	+	+
Family Care	-	-	-

• + represents growth above 1%, ~= represents growth of 1% to decline of 1%; - represents decline greater than1%.

Baby Care organic sales increased low single digits driven by strong volume growth in the U.S and pricing to offset currency devaluation. This was partly offset by a high base period due to the pre-buys before the consumption tax increase in Japan. In the U.S., value share was up over 1 point versus year ago behind innovation driven up-tiering, with Swaddlers growing value share 2.3 points versus last year.Feminine Care organic sales increased high single digits driven by our Adult Incontinence launch in North America, U.K., France, Netherlands, Belgium and DACH and pricing in Developing markets.Family Care organic sales were down low single digits due to declines in Mexico and value interventions in the U.S. Volume share in the U.S. was flat for the past three months.  Jan – Mar 15 (Q3 FY 15) ResultsGlobal Baby, Feminine & Family Care Highlights

 Fiscal Year 2015 Guidance

 FY 2015 GuidanceOrganic Sales & EPS Growth    FY’15  Organic Sales Growth  Up Low Single-Digits  Currency  -6% to -7%  Minor brand divestitures  -1%  All-in Sales Growth  -5% to -6%      Core Earnings Per Share Growth  In Line to Down Low Single-Digits  All-in Earnings Per Share Growth  -21% to -22%  Constant $ Earnings Per Share Growth  Up Double-Digits

 FY 2015 GuidanceCash Generation & Usage  Free Cash Flow Productivity: 100%Capital Spending, % Sales: 4% to 5%Dividends: ~$7BShare Repurchase: ~$5B

 FY 2015 GuidancePotential Headwinds Not Included in Guidance  Further foreign currency weaknessUnrest in the Middle East and Eastern EuropeFurther pricing controls and import restrictions

 FY 2015 GuidancePotential Tailwinds Not Included in Guidance  Strengthening of foreign currencies Expansion of marketsImproved consumer confidence, particularly in the U.S.

 Forward Looking Statements  Certain statements in this release or presentation, other than purely historical information, including estimates, projections, statements relating to our business plans, objectives and expected operating results, and the assumptions upon which those statements are based, are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements generally are identified by the words “believe,” “project,” “anticipate,” “estimate,” “expect,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are based on current expectations and assumptions, which are subject to risks and uncertainties that may cause results to differ materially from those expressed or implied in the forward-looking statements. We undertake no obligation to update or revise publicly any forward-looking statements, whether because of new information, future events or otherwise. Risks and uncertainties to which our forward-looking statements are subject include, without limitation: (1) the ability to successfully manage global financial, operational and manufacturing risks, including, among others, (a) an increasingly volatile economic environment, with potentially significant disruptions and reduced market growth rates, (b) foreign currency fluctuations, (c) significant credit or liquidity issues, (d) debt, currency exposure and repatriation issues in countries with currency exchange, import authorization or pricing controls (such as Venezuela, Argentina, China, India and Egypt), (e) maintaining key manufacturing and supply sources (including sole supplier and sole manufacturing plant arrangements), and (f) managing disruption of business due to factors outside of our control, such as natural disasters and acts of war or terrorism; (2) the ability to successfully manage cost fluctuations and pressures, including commodity prices, raw materials, labor costs, energy costs and pension and health care costs, and achieve cost savings described in our announced productivity plan; (3) the ability to stay on the leading edge of innovation, obtain necessary intellectual property protections and successfully respond to technological advances attained by, and patents granted to, competitors; (4) the ability to compete with our local and global competitors by successfully responding to competitive factors, including prices, promotional incentives and trade terms for products; (5) the ability to manage and maintain key customer relationships; (6) the ability to protect our reputation and brand equity by successfully managing real or perceived issues, including concerns about safety, quality, efficacy or similar matters that may arise; (7) the ability to successfully manage the financial, legal, reputational and operational risk associated with third party relationships, such as our suppliers, contractors and external business partners; (8) the ability to rely on and maintain key information technology systems and networks (including Company and third-party systems and networks) and maintain the security and functionality of such systems and networks and the data contained therein; (9) the ability to successfully manage regulatory, tax and legal requirements and matters (including, without limitation, product liability, intellectual property, price controls, import restrictions, accounting standards and environmental and tax policy) and to resolve pending matters within current estimates; (10) the ability to successfully manage our portfolio optimization strategy, as well as ongoing acquisition, divestiture and joint venture activities, to achieve the Company’s overall business strategy, without impacting the delivery of base business objectives; and (11) the ability to successfully achieve productivity improvements and manage ongoing organizational changes, while successfully identifying, developing and retaining particularly key employees, especially in key growth markets where the availability of skilled or experienced employees may be limited. For additional information concerning factors that could cause actual results to materially differ from those projected herein, please refer to our most recent 10-K, 10-Q and 8-K reports.

The Procter & Gamble Company Regulation G Reconciliation of Non-GAAP Measures

In accordance with the SEC's Regulation G, the following provides definitions of the non-GAAP measures used in Procter & Gamble's April 23, 2015 earnings call and associated slides and the reconciliation to the most closely related GAAP measure.   The measures provided are as follows:
1.	Organic Sales Growth—pages 1 and 2
2.	Core EPS and Currency-Neutral Core EPS—pages 3-5
3.	Core Operating Profit Margin—page 6
4.	Core Gross Margin—page 6
5.	Core Selling, General & Administrative Expenses (SG&A) as a % of Net Sales—page 6
6.	Core Effective Tax Rate—page 7
7.	Adjusted Free Cash Flow—page 7
8.	Adjusted Free Cash Flow Productivity—page 8

1. Organic Sales Growth: Organic sales growth is a non-GAAP measure of sales growth excluding the impacts of acquisitions, divestitures and foreign exchange from year-over-year comparisons.  We believe this provides investors with a more complete understanding of underlying sales trends by providing sales growth on a consistent basis.  Organic sales is also one of the measures used to evaluate senior management and is a factor in determining their at-risk compensation.

The reconciliation of reported sales growth to organic sales is as follows:

Three Months Ended March 31	Net Sales Growth	Foreign Exchange Impact	Acquisition/ Divestiture Impact*	Organic Sales Growth
Beauty, Hair and Personal Care	(11)%	8%	0%	(3)%
Grooming	(3)%	12%	0%	9%
Health Care	(1)%	7%	0%	6%
Fabric Care and Home Care	(9)%	8%	1%	0%
Baby, Feminine and Family Care	(6)%	8%	0%	2%
Total P&G	(8)%	8%	1%	1%

Organic Sales
Prior Periods (Restated for Batteries Discontinued Operations)

Total Company	Net Sales Growth	Foreign Exchange Impact	Acquisition/ Divestiture Impact*	Organic Sales Growth
JFM 2014	—%	3%	—%	3%
AMJ 2014	-1%	2%	1%	2%
JAS 2014	—%	1%	1%	2%
OND 2014	-4%	5%	1%	2%

*Acquisition/Divestiture Impact includes volume and mix impacts of acquired and divested businesses, as well as rounding impacts necessary to reconcile net sales to organic sales.

Total P&G	Net Sales Growth	Foreign Exchange Impact	Acquisition/ Divestiture Impact*	Organic Sales Growth
FY 2015 (Estimate)	(5) to (6)%	6 to 7%	1%	Low single digit

*Acquisition/Divestiture Impact includes volume and mix impacts of acquired and divested businesses, as well as rounding impacts necessary to reconcile net sales to organic sales.

2. Core EPS and Currency-Neutral Core EPS:  Core EPS is a measure of the Company's diluted net earnings per share from continuing operations excluding charges in both years for incremental restructuring due to increased focus on productivity and cost savings and balance sheet impacts from the devaluation of the foreign currency exchange rate in Venezuela in the prior year.  We do not view these items to be part of our sustainable results.  We believe the Core EPS measure provides an important perspective of underlying business trends and results and provides a more comparable measure of year-on-year earnings per share growth.  Core EPS is also one of the measures used to evaluate senior management and is a factor in determining their at-risk compensation.

Currency-Neutral Core EPS is a measure of the Company's Core EPS excluding the incremental current year impact of foreign exchange.  We believe the currency-Neutral Core EPS measure provides a more comparable view of year-on-year earnings per share growth. The table below provides a reconciliation of diluted net earnings per share to Core EPS and Core EPS to Currency-Neutral Core EPS:

	Three Months Ended March 31
	2015	2014
Diluted Net Earnings Per Share from Continuing Operations	$0.85	$0.87
Incremental Restructuring	0.07	0.04
Venezuela Devaluation	—	0.10
Rounding	—	(0.01)
Core EPS	$0.92	$1.00
Percentage change vs. prior period	(8)%
Currency Impact to Earnings	$0.18
Currency-Neutral Core EPS	$1.10
Percentage change vs. prior period	10%

Note – All reconciling items are presented net of tax.  Tax effects are calculated consistent with the nature of the underlying transaction.

Total P&G	Diluted EPS Growth	Impact of Incremental Non-Core Items	Core EPS Growth	Foreign Exchange Impact	Currency-Neutral Core EPS Growth
FY 2015 (Estimate)	(21) to (22)%	Approximately 20%	In-line to down low single digits	Approximately 13%	Double digit growth

Core EPS and Currency-Neutral Core EPS
Prior Periods (Restated for Batteries Discontinued Operations)

	JFM 14	JFM 13	AMJ 14	AMJ 13	JAS 14	JAS 13	OND 14	OND 13
Diluted Net Earnings Per Share from Continuing Operations, attributable to P&G	$0.87	$0.85	$0.87	$0.61	$0.97	$1.00	$1.02	$1.12
Incremental Restructuring	0.04	0.03	0.04	0.01	0.03	0.02	0.03	0.03
Venezuela B/S Remeasurement & Devaluation Impacts	0.10	0.08	-	-	0.04	-	-	-
Charges for Pending European Legal Matters	-	-	0.02	0.04	-	-	0.01	-
Goodwill & Intangible Impairment	-	-	-	0.10	-	-	-	-
Rounding	(0.01)	-	-	-	-	(0.01)	-	-
Core EPS	$1.00	$0.96	$0.93	$0.76	$1.04	$1.01	$1.06	$1.15
Percentage change vs. prior period	4%		22%		3%		(8)%
Currency Impact to Earnings	0.11		0.04		0.07		0.16
Currency-Neutral Core EPS	$1.11		$0.97		$1.11		$1.22
Percentage change vs. prior period	16%		28%		10%		6%

3. Core Operating Profit Margin:  This is a measure of the Company's operating margin adjusted for charges in both years for incremental restructuring due to increased focus on productivity and cost savings and balance sheet impacts from the devaluation of the foreign currency exchange rate in Venezuela in the prior year:
	Three Months Ended March 31
	2015	2014
Operating Profit Margin	17.3%	16.8%
Incremental Restructuring	1.4%	0.7%
Venezuela Devaluation	—%	1.5%
Core Operating Profit Margin	18.7%	19.0%
Basis point change	-30

4. Core Gross Margin:  This is a measure of the Company's gross margin adjusted for the charges in both years for incremental restructuring due to increased focus on productivity and cost savings:

	Three Months Ended March 31
	2015	2014
Gross Margin	48.6%	48.9%
Incremental Restructuring	0.9%	0.5%
Rounding	—	(0.1	) %
Core Gross Margin	49.5%	49.3%
Basis point change	20

5. Core Selling, General and Administrative Expense (SG&A) as a percentage of sales:  This is a measure of the Company's SG&A as a percentage of sales adjusted for charges in both years for incremental restructuring due to increased focus on productivity and cost savings and balance sheet impacts from the devaluation of the foreign currency exchange rate in Venezuela in the prior year:

	Three Months Ended March 31
	2015	2014
SG&A as a % of NOS	31.3%	32.1%
Incremental Restructuring	(0.5)%	(0.2)%
Venezuela Devaluation	—%	(1.5)%
Rounding	—%	(0.1)%
Core SG&A as a % of NOS	30.8%	30.3%
Basis point change	50

6. Core Tax Rate:  This is a measure of the Company's tax rate adjusted for the current and prior year tax impacts related to the impacts of incremental restructuring and balance sheet impacts from the devaluation of the foreign currency exchange rate in Venezuela in the prior year:
	Three Months Ended March 31
	2015	2014
Effective Tax Rate	19.6%	20.3%
Incremental Restructuring	—%	0.1%
Venezuela Devaluation	—%	(1.3)%
Core Tax Rate	19.6%	19.1%
Basis point change	50

7. Adjusted free cash flow:  Adjusted free cash flow is defined as operating cash flow less capital spending excluding tax payments for the Pet divestiture.  We view adjusted free cash flow as an important measure because it is one factor used in determining the amount of cash available for dividends and discretionary investment.  The reconciliation of adjusted free cash flow is provided below (amounts in millions):

	Operating Cash Flow	Capital Spending	Free Cash Flow	Cash Tax Payment - Pet Sale	Adjusted Free Cash Flow
Three Months Ended March 31, 2015	$ 3,552	$ (820)	$ 2,732	$ 183	$ 2,915

8. Adjusted free cash flow productivity:  Adjusted free cash flow productivity is defined as the ratio of adjusted free cash flow to net earnings excluding impairment charges.  The Company's long-term target is to generate annual free cash flow at or above 90 percent of net earnings.  Adjusted free cash flow productivity is also a measure used to evaluate senior management and is a factor in determining their at-risk compensation.  The reconciliation of adjusted free cash flow productivity is provided below:
	Adjusted Free Cash Flow	Net Earnings	Impairment Charges	Net Earnings Excl. Impairment Charges	Adjusted Free Cash Flow Productivity
Three Months Ended March 31, 2015	$ 2,915	$ 2,188	$ 308	$ 2,496	117%